EXHIBIT 10.2

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT"), is made effective as of August 25, 2015, by and among CME REALTY, INC., a Nevada corporation (the "DEBTOR"), V GEORGIO ENTERPRISES, LLC, a Florida limited liability company ("VGE") and VICTOR G. HARVEY (together with VGE, individually, a "SECURED PARTY" and collectively, the "SECURED PARTIES").

                                    RECITALS

     WHEREAS, pursuant to an Asset Purchase Agreement of even date herewith (the "APA"), the Secured Parties sold certain Assets to the Debtor, a portion of the Purchase Price aggregating Nine Hundred Twenty-Five Thousand Dollars ($925,000) for which is payable over time as provided in the APA, by payment of the Installment Payments by the Debtor to the Secured Parties; and

     WHEREAS, the Debtor has agreed to secure performance of the Obligations (as hereinafter defined) by granting the Secured Parties a security interest in substantially all of its assets on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Secured Parties hereby agree as follows:

     1. INCORPORATION; DEFINITIONS. The recitals set forth above are true and correct and, are hereby incorporated into and made a part of this Security
Agreement. All capitalized terms not otherwise defined in this Security Agreement shall have the meanings given to them in the APA.

     2. GRANT OF SECURITY INTEREST IN COLLATERAL. The Debtor hereby grants to the Secured Parties a continuing security interest in the collateral set forth on EXHIBIT A hereto (the "COLLATERAL").

     3. OBLIGATIONS SECURED. This Security Agreement is made, and the security interest created hereby is granted to the Secured Parties, as security for the due and punctual performance of all obligations, financial (including without limitation, the Installment Payments) or otherwise, now existing or hereafter arising, whether direct or indirect, primary or secondary, absolute or
contingent,   due  or  to  become  due,  of  the  Debtor   under  the  APA  (the
"OBLIGATIONS").

     4. TERM OF SECURITY AGREEMENT. This Security Agreement shall remain in effect until the Obligations are fully satisfied or such other time as this Security Agreement is terminated.
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     5. WARRANTIES, COVENANTS AND AGREEMENTS OF THE DEBTOR. The Debtor warrants, covenants and agrees that:

     A. Except for the security interest granted to the Secured Parties hereby, The Debtor is and shall be the legal and equitable owner of the Collateral and has made and will make no assignment, pledge, mortgage, hypothecation or transfer of the Collateral or the proceeds thereof.

     B. Except for the security interest granted hereby, the Collateral is free and clear of all and any other liens, encumbrances or security interests, however arising, and that no other party has possession of the Collateral to secure any security interest in the Collateral.

     C. The Debtor will, at the Debtor' expense, defend the Collateral against all claims and demands of all persons at any time claiming the same or any junior interest therein.

     D. The Debtor will execute, upon the request of the Secured Parties, any and all agreements or other documents that the Secured Parties reasonably deems appropriate to protect or perfect the security interests granted herein or to grant or confirm the rights and authority granted to the Secured Parties hereunder.

     E. The Debtor will at the Debtor's sole expense, appear in and defend any action growing out of or in any manner connected with any of the Collateral or the Obligations or liabilities of a the Debtor or any persons in connection herewith.

     F. The Debtor will maintain the Collateral in good condition. and shall keep the Collateral at such location on location as the Debtor may notify the Secured Parties in writing (the "LOCATIONS").

     G. The Debtor shall use the Collateral only in the ordinary course of business.

     H. The Debtor shall pay all taxes levied or assessed upon the Debtor or the Secured Parties on or with respect to the Collateral.

     I. The Secured Parties may inspect the Collateral at any time during normal business hours at the Locations upon reasonable notice.

     6. THE SECURED PARTIES' RIGHTS AND REMEDIES UPON DEFAULT.

     A. Upon the occurrence of an Event of Default (defined under SECTION 7 hereof), the Secured Parties may sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at public or private sale for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Secured Parties in its discretion shall deem appropriate. Upon consummation of any such sale, the Secured Parties shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or approval which the Debtor now has or may at any time in the future have under any rule of law

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or statute now existing or hereafter enacted.  The Secured Parties shall further have the remedies provided hereunder and the remedies of a secured party under the Uniform Commercial Code of the State of Nevada.

     B. The Debtor and the Secured Parties acknowledge that impairment of the Collateral by the Debtor will cause irreparable injury to the Secured Parties, that remedies at law of the Secured Parties for impairment of the Collateral or threatened impairment of the Collateral will be inadequate, and that the Secured Parties shall, in addition to and not in limitation of any other rights or remedies available at law or in equity, be entitled to temporary and permanent injunctive relief, without the necessity of proving actual damages or posting a bond.

     C. To the extent permitted by law, the prevailing party in any legal or non-legal proceedings (including any bankruptcy and appellate proceeding) taken to enforce or protect a party's rights hereunder shall be paid all of its reasonable attorneys' fees and expenses incurred in connection with such action, such reimbursable expenses to include expenses in connection with the assembling, repossession and disposition of Collateral.

     7. EVENTS OF DEFAULT. An event of default under this Security Agreement shall exist upon the happening of any one or more of the following events (each, an "EVENT OF DEFAULT"):

     A. failure of he Debtor to observe any of its warranties or covenants with respect to payment of the Payment of any Installment Payment as provided in the APA, after the expiration of applicable cure periods as provided for therein;

     B. failure of the Debtor to observe or perform any of its warranties, representations, covenants or agreements in this Security Agreement thirty (30) days' notice and opportunity to cure, if possible to cure; or

     C. the commencement by the Debtor of any bankruptcy, insolvency, receivership or similar proceedings under any federal or applicable state law; or the commencement against the Debtor of any bankruptcy, insolvency, receivership or similar proceeding under any federal or applicable state law by creditors of the Debtor or other similar law of any jurisdiction, provided, that such proceeding shall not be deemed an Event of Default if such proceeding is dismissed within ninety (90) days of commencement.

     8. REMEDIES CUMULATIVE. The remedies provided in this Security Agreement are cumulative and not mutually exclusive. The remedies can be exercised successively or concurrently and as many times as and whenever the occasion may arise.

     9. NO WAIVER. The failure of the Secured Parties to take any of the actions or exercise any of the rights, interest, powers or authority granted to the Secured Parties hereunder shall not be construed to be a waiver of any of the rights, interest, powers or authority granted to the Secured Parties hereunder.

     10. INDEMNITY. The Debtor will defend and indemnify the Secured Parties from and against any and all liability, loss, damage and expenses (including all attorneys, fees and expenses through litigation and all appeals) which the Secured Parties might incur by virtue of any violation of law for which the Debtor is responsible and from any and all claims and demands whatsoever which

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may be asserted  against the Secured Parties  hereunder not  attributable to the
Secured Parties' own negligence or willful misconduct.

     11. EXPENSES. Any and all expenses that may be incurred in connection with the enforcement of this Security Agreement or the filing of any financing statements, whether now or hereinafter filed shall be the sole responsibility of the Debtor. In the event of the Debtor's failure to pay all such costs, the amounts due and owing will bear interest at the maximum rate allowed by law.

     12. THE SECURED PARTIES APPOINTED ATTORNEY-IN-FACT. The Debtor hereby appoints the Secured Parties and each of them, as attorney-in-fact of the Debtor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

     13. LEGAL REPRESENTATION. The Debtor acknowledges that it has been given an opportunity to seek counsel in connection with the negotiation and execution of this Security Agreement, and has either sought the advice of counsel or has voluntarily chosen not to seek the advice of counsel.

     14. NOTICE PROVISION. All notices to the Debtor and the Secured Parties shall be given by overnight courier or certified mail, return receipt requested, postage prepaid and shall be effective upon receipt,

         if to the Debtor to:           2690 Weston Road
                                        Suite 200
                                        Weston, Florida 33331
                                        Attn: Chief Financial Officer

         if to the Secured Parties to:  1067 SW 92nd Avenue
                                        Plantation, Florida 33324
                                        Attn: Victor G. Harvey, Sr.

or to such other address as a party may designate by written notice to the other party or parties.

     15. MISCELLANEOUS. This Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Parties and its successors and assigns. This Security Agreement is made and executed under and shall in all respects be governed and enforced by and construed in accordance with the laws of the State of Nevada, including, without limitation, matters of construction, validity and performance. Each party acknowledges that it has reviewed this Security Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Security Agreement. In the event any terms or provisions of this Security Agreement are held invalid or unenforceable, the remaining terms and conditions of this Security Agreement shall continue to be fully enforceable without change, and this Security Agreement shall be interpreted as if the invalid or unenforceable provision had not been a part hereof.

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         IN WITNESS  WHEREOF,  the Debtor and the Secured  Parties have executed this Security Agreement as of the date first above written.

                                THE DEBTOR:

                                CME REALTY, INC.

                                By: /s/ Kenneth McLeod
                                   ---------------------------------------------
                                   Kenneth McLeod, President


                                THE SECURED PARTIES:

                                V GEORGIO ENTERPRISES, LLC


                                By: /s/ Victor G. Harvey, Sr.
                                   ---------------------------------------------
                                   Victor G. Harvey, Sr., Manager


                                   Victor G. Harvey, Sr.
                                   ---------------------------------------------
                                   Victor G. Harvey, Sr.

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                                    EXHIBIT A

                                 THE COLLATERAL

All of the following assets of the Debtor:

[INSERT DESCRIPTION OF ASSETS FROM PURCHASE AGREEMENT SCHEDULES]

     (i) rights to all insurance proceeds of all insurance covering the Collateral; and

     (ii) proceeds, income, royalties, damages, payments, right (including, without limitation, the right to sue and recover damages), products, replacements, additions, renewals, improvements, reissues, divisions, continuation, extensions, substitutions, accretions and accessions of and to the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing.


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